FINANCIAL INCOME (EXPENSES), NET	3 Months Ended
Mar. 31, 2015
Other Income and Expenses [Abstract]
FINANCIAL INCOME (EXPENSES), NET
NOTE 9:	FINANCIAL INCOME (EXPENSES), NET

	Year ended December 31,			Three months ended March 31,
	2012	2013	2014	2014	2015
				Unaudited

Bank charges	$(47)	$(62)	$(63)	$(12)	$(16)
Changes in fair value of warrants to purchase preferred shares	(176)	(1,446)	(4,309)	(1,396)	—
Exchange rate gain (loss), net	121	307	(1,817)	37	(1,689)

Total expenses	(102)	(1,201)	(6,189)	(1,371)	(1,705)

Interest income	106	77	201	15	74

Total financial income (expenses), net	$4	$(1,124)	$(5,988)	$(1,356)	$(1,631)